SASCO 2005-S2
Credit Risk Manager Report
August 2005

2005 The Murrayhill Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.
The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.

2005 The Murrayhill Company. All Rights Reserved.

Table of Contents

Section One	Executive Summary
Section Two 	Prepayment Premium Analysis
Section Three 	Analytics

2005 The Murrayhill Company. All Rights Reserved.

Section One
Executive Summary

2005 The Murrayhill Company. All Rights Reserved.


SASCO 2005-S2 Executive Summary August 2005

Transaction Summary
Closing Date: 04/29/2005
Servicer(s): Aurora Loan Services, Chase Home Finance, GMAC Mortgage,
	     Wells Fargo / ASC


OTS1 Delinquency Reporting Method:

Collateral Summary
	 		Closing Date	 7/31/2005 	as a % of Closing Date

Collateral Balance 	$401,050,322	$354,992,207		88.51%


Loan Count		       7,962	       7,130		89.55%


1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.

2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.

2005 The Murrayhill Company. All Rights Reserved.


Collateral Statistics

 					Loan Count 		Summed Balances

First Payment Default 			8 			$354,350

Early Payment Defaults* 		51 			$2,988,667

Multiple Loans to One Borrower		360 			$10,803,473

*A default that occurs on the second or third scheduled payment


Hurricane Katrina

Murrayhill identified 35 properties within this security which are located in areas that have been designated as disaster areas as a result of Hurricane Katrina. Murrayhill will continue to monitor these loans to ensure the servicer follows its disaster relief policies. Thirty-three of these loans are current and a table detailing the two delinquent loans is included below.

Loan Number	Property Location	Delinquency Status	Unpaid Balance
					as of 7/31/05		as of 7/31/05

6321701 	Minden,LA		180 days		$20,000
6321713 	New Orleans,LA		120 days		$19,951


Prepayments

Remittance 	Beginning Collateral 	Total 			Percentage of
Date 		Balance			Prepayments		Prepayments
8/25/2005	$367,125,281		$12,106,560		3.30
7/25/2005	$381,596,441		$14,268,192		3.74
6/25/2005	$393,287,571		$11,484,966		2.92

Prepayment Premium Analysis

Prepayment Premium Issues

In the 8/25/2005 remittance, 38 loans with active prepayment premium flags were paid off. The servicer remitted premiums for all 38 of these loans totaling $98,655. Premiums were remitted for eight loans that did not have active flags, totaling $12,386. The total amount remitted to the P Class was $111,041.

2005 The Murrayhill Company. All Rights Reserved.

Loss Analysis

High Loss Amounts and/or High Loss Severities

In the 8/25/2005 remittance, no losses were passed to the trust for this security.

2005 The Murrayhill Company. All Rights Reserved.


Section Two


Prepayment Premium Analysis

2005 The Murrayhill Company. All Rights Reserved.

Reconciliation for Prepayment Premiums for SASCO 2005-S2
Mortgage Data Through: July 31, 2005

Section 1:
 			Trustee Remittance Date
Class 		25-Aug-05	25-July-05	25-June-05	25-May-05
P Class 	$111,041	$102,794	$68,459		$35,689

Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to Murrayhill by the servicers each month.

Section 2: 		Trustee Remittance Date

Servicers 	25-Aug-05	25-July-05	25-June-05	25-May-05
Total 		$111,041	$102,794	$68,459		$35,689

Reconciliation of the amounts remitted to the P Class by the trustee and the amounts remitted by the servicers to the trustee.

Section 3:

Amount remitted to P Class:   $111,041

Amount remitted by Servicers: $111,041

Difference:  $0

2005 The Murrayhill Company. All Rights Reserved.


Aggregate Paid-Off Loans Report for SASCO 2005-S2
Mortgage Data Through: July 31, 2005

Trustee Remittance Date: 	25-Aug-05  25-Jul-05   25-Jun-05   25-May-05


Loans with Active Prepayment
Flags with Premiums
Remitted (A)			  38	    47		31 	    18

				   8	     1		 3 	     2


Total Loans with
Premiums Remitted (B) 		  46	    48		34 	    20


Loans with Active Prepayment
Flags (C) 			  38	    47		32 	    19


Loans without Prepayment Flags
with Premiums Remitted		   8	     1		3 	     2



Subtotal (D) 			  46	    48		35	    21



Premiums Remitted for Loans with
Active Prepayment Flags (A/C) 	100.00%	  100.00%	96.88%     94.74%



Total Loans with Premiums
Remitted to the Subtotal (B/D)	100.00%	  100.00%	97.14%     95.24%


Total Paid-Off Loans (E) 	  235	    260		211	    96


Total Loans with Premiums
Remitted to the Total Paid-Off
Loans (B/E) 			 19.15%	  1 8.46%	16.11%	    20.83%


2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loan Exception Report for SASCO 2005-S2
Mortgage Data Through: July 31, 2005


Total Paid-Off Loans with Flags 					     39

Less Exceptions:

Loans with Expired Prepayment Clauses (as stated in the Note)* 		      1

Loans that Contained a Clause Allowing Prepayment Premiums to be Waived at    0
the Time of Liquidation*

Loans that Liquidated from REO* 					      0

Loans with Discrepancies between the Data File and the Note 		      0


Defaulted Liquidated Loans that Could Not Have Collected Premiums because     0
of the Acceleration of the Debt*

Loans that were Liquidated Through Loss Mitigation Efforts* 		      0

Total Paid-Off Loans with Active Prepayment Flags (C) 			     38

Other Exceptions:

Paid-Off Loans that Did Not have Premiums Collected because of State Statutes 0

Paid-Off Loans with Active Prepayment Flags that did not have Premiums 	      0
Remitted

* These categories are mutually exclusive.
 2005 The Murrayhill Company. All Rights Reserved.


Paid-Off Loans With Prepayment Flags for SASCO 2005-S2


Mortgage Data Through: July 31, 2005


Loan    Delin-	Origi-	  PPP   Expir-      Pay-      Payoff  PPP    St- %
of
Number 	quency	nation	  Flag  ation       off       Date    Remit-
ate PPP to
	String	Date	        Date        Balance	      ted        Payoff

6322012*CCC0	12/13/2004 0 12/13/2004  $40,341   7/29/2005 $1,451    ID   4%


6322105*CCC0	12/15/2004 0 12/15/2004  $28,187   7/12/2005 $528      CA   2%


6321048*CCC0	12/21/2004 0 12/21/2004  $80,242   7/13/2005 $3,195    CA   4%


6321903*CCC0	12/22/2004 0 12/22/2004  $35,815   7/25/2005 $1,426    AZ   4%


6321471*CCC0	1/5/2005   0 1/5/2005    $21,535   7/5/2005  $216      GA   1%


6322223*CCC0	1/19/2005  0 1/19/2005   $51,866   7/18/2005 $2,125    CA   4%


6322177*CCC0	1/19/2005  0 1/19/2005   $51,459   7/25/2005 $2,049    CA   4%


6326038	CCC0	8/5/2004   1 8/5/2005    $29,145   7/8/2005  $520      RI   2%


6326635	CCC0	10/29/2004 1 10/29/2005  $52,980   7/1/2005  $2,367    NY   4%


6327000	CCC0	11/19/2004 1 11/19/2005  $101,446  7/15/2005 $3,945    CA   4%


6320446	CCC0	7/29/2004  2 7/29/2006   $39,655   7/29/2005 $1,506    CA   4%


6326651	CCC0	8/10/2004  2 8/10/2006   $49,135   7/14/2005 $1,947    CA   4%

6326423	CCC0	8/19/2004  2 8/19/2006   $63,713   7/29/2005 $2,401    CA   4%

6325967	CCC0	8/30/2004  2 8/30/2006   $49,556   7/29/2005 $1,962    CA   4%

6326617	CCC0	8/31/2004  2 8/31/2006   $74,460   7/26/2005 $2,880    CA   4%

6326026	CCC0	8/31/2004  2 8/31/2006   $19,628   7/27/2005 $875      FL   4%

6326674	CCC0	10/21/2004 2 10/21/2006  $50,811   7/1/2005  $2,014    CA   4%

6326339	CCC0	10/22/2004 2 10/22/2006  $91,232   7/29/2005 $3,254    CA   4%

6326072	CCC0	10/22/2004 2 10/22/2006  $56,105   7/1/2005  $2,172    CA   4%

6325938	CCC0	10/28/2004 2 10/28/2006  $39,042   7/11/2005 $1,701    CA   4%

6326628	CCC0	10/29/2004 2 10/29/2006  $106,958  7/22/2005 $4,237    CA   4%

6326260	CCC0	10/29/2004 2 10/29/2006  $90,381   7/12/2005 $3,582    CA   4%

6326898	CCC0	10/29/2004 2 10/29/2006  $55,790   7/22/2005 $2,103    CA   4%

6326267	CCC0	10/29/2004 2 10/29/2006  $39,548   7/29/2005 $1,765    AZ   4%

6327114	CCC0	11/17/2004 2 11/17/2006  $46,147   7/18/2005 $1,658    CA   4%

6327149	CCC0	11/23/2004 2 11/23/2006  $230,410  7/12/2005 $13,746   OR   6%

6327474	CCC0	11/24/2004 2 11/24/2006  $38,446   7/5/2005  $2,139    AZ   6%

6327207	CCC0	12/10/2004 2 12/10/2006  $58,808   7/20/2005 $2,509    FL   4%

6327773	CCC0	12/10/2004 2 12/10/2006  $32,264   7/7/2005  $1,278    FL   4%

6327781	CCC0	12/10/2004 2 12/10/2006  $18,098   7/28/2005 $143      GA   1%

6327617	CCC0	12/27/2004 2 12/27/2006  $61,389   7/28/2005 $1,220    VA   2%

6321239	CCC0	1/31/2005  2 1/31/2007   $45,869   7/15/2005 $1,790    CA   4%

6325950	CCC0	9/22/2004  3 9/22/2007   $23,584   7/1/2005  $1,052    AZ   4%

6326445	CCC0	10/22/2004 3 10/22/2007  $90,328   7/6/2005  $3,580    CA   4%

6327493	CCC0	11/22/2004 3 11/22/2007  $40,260   7/7/2005  $1,795    CA   4%

6327638	CCC0	11/30/2004 3 11/30/2007  $114,499  7/29/2005 $4,373    CA   4%

6327386	CCC0	12/9/2004  3 12/9/2007   $35,169   7/12/2005 $1,706    AZ   5%

6327607	CCC0	12/15/2004 3 12/15/2007  $120,121  7/18/2005 $4,596    CA   4%

6327514	CCC0	12/16/2004 3 12/16/2007  $45,522   7/11/2005 $1,641    CA   4%

6324935	CCC0	1/5/2005   3 1/5/2008    $63,179   7/28/2005 $2,715    CA   4%

6325435	CCC0	2/18/2005  3 2/18/2008   $117,869  7/29/2005 $5,752    CA   5%

6325955	CCC0	8/18/2004  5 8/18/2009   $66,804   7/14/2005 $2,983    HI   4%

6326040	CCC0	10/21/2004 5 10/21/2009  $49,504   7/27/2005 $2,211    NV   4%

6326212	CCC0	10/21/2004 5 10/21/2009  $32,598   7/21/2005 $1,287    CA   4%

6326261	CCC0	10/26/2004 5 10/26/2009  $35,013   7/28/2005 $1,249    CA   4%
*Prepayment Premium collected without a prepayment flag.

2005 The Murrayhill Company. All Rights Reserved.


Section Three


Analytics

2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-S2 FICO Distribution by Status
Mortgage Data Through: July 31, 2005
FICO	Delinquency	Percentage
510	Current	0
550	Current	0
570	Current	0
580	Current	0.013
580	Delinquent	0.025
580	Paid Off	0.013
590	Current	0.023
590	Delinquent	0.089
590	Paid Off	0.023
600	Current	0.028
600	Delinquent	0.069
600	Paid Off	0.023
610	Current	0.031
610	Delinquent	0.069
610	Paid Off	0.028
620	Current	0.039
620	Delinquent	0.074
620	Paid Off	0.03
630	Current	0.049
630	Delinquent	0.089
630	Paid Off	0.05
640	Current	0.052
640	Delinquent	0.059
640	Paid Off	0.054
650	Current	0.057
650	Delinquent	0.059
650	Paid Off	0.038
660	Current	0.065
660	Delinquent	0.059
660	Paid Off	0.063
670	Current	0.073
670	Delinquent	0.089
670	Paid Off	0.065
680	Current	0.086
680	Delinquent	0.084
680	Paid Off	0.088
690	Current	0.079
690	Delinquent	0.054
690	Paid Off	0.066
700	Current	0.07
700	Delinquent	0.035
700	Paid Off	0.083
710	Current	0.058
710	Delinquent	0.025
710	Paid Off	0.076
720	Current	0.052
720	Delinquent	0.04
720	Paid Off	0.048
730	Current	0.047
730	Delinquent	0.054
730	Paid Off	0.038
740	Current	0.043
740	Delinquent	0.005
740	Paid Off	0.047
750	Current	0.038
750	Paid Off	0.04
760	Current	0.031
760	Delinquent	0.005
760	Paid Off	0.04
770	Current	0.025
770	Delinquent	0.015
770	Paid Off	0.035
780	Current	0.018
780	Paid Off	0.023
790	Current	0.012
790	Paid Off	0.014
800	Current	0.007
800	Paid Off	0.01
810	Current	0.002
810	Paid Off	0.006
820	Current	0.001

Status	# of Loans	Average	Std. Deviation
Current	6,928	683	50.702
Delinquent	202	651	45.083
Paid Off	832	688	52.083
Total:	7,962

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S2 Loan-to-Value Distribution by Status
Mortgage Data Through: July 31, 2005
LTV	Delinquency	Percentage
0	Current	0.004
0	Paid Off	0.006
0.1	Current	0.235
0.1	Paid Off	0.363
0.1	Delinquent	0.119
0.2	Current	0.733
0.2	Paid Off	0.601
0.2	Delinquent	0.866
0.3	Paid Off	0.028
0.3	Delinquent	0.015
0.3	Current	0.027
0.4	Paid Off	0.002
0.4	Current	0.001
0.8	Current	0

Status	# of Loans	Average	Std. Deviation
Current	6,928	0.956	0.07
Delinquent	202	0.978	0.041
Paid Off	832	0.926	0.103
Total:	7,962

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S2 Balance Distribution by Status
Mortgage Data Through: July 31, 2005
Balance	Delinquency	Percentage
0	Current	0
10000	Current	0.053
10000	Delinquent	0.05
20000	Current	0.186
20000	Delinquent	0.144
30000	Current	0.192
30000	Delinquent	0.198
40000	Current	0.136
40000	Delinquent	0.124
50000	Current	0.103
50000	Delinquent	0.084
60000	Current	0.08
60000	Delinquent	0.094
70000	Current	0.067
70000	Delinquent	0.079
80000	Current	0.042
80000	Delinquent	0.074
90000	Current	0.042
90000	Delinquent	0.045
100000	Current	0.028
100000	Delinquent	0.04
110000	Current	0.019
110000	Delinquent	0.02
120000	Current	0.018
120000	Delinquent	0.01
130000	Current	0.009
130000	Delinquent	0.01
140000	Current	0.004
140000	Delinquent	0.005
150000	Current	0.006
150000	Delinquent	0.015
160000	Current	0.003
160000	Delinquent	0.005
170000	Current	0.003
180000	Current	0.001
190000	Current	0.001
200000	Current	0.002
200000	Delinquent	0.005
210000	Current	0
220000	Current	0
230000	Current	0
240000	Current	0.001
250000	Current	0
270000	Current	0
310000	Current	0
490000	Current	0

Status	# of Loans	Average	Std. Deviation
Current	6,928	49,696.92	33,579.91
Delinquent	202	52,930.58	32,960.30
Total:	7,130

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S2 Mortgage Term Distribution by Status
Mortgage Data Through: July 31, 2005
Mortgage Term	Delinquency	Percentage
0	Current	0
120	Current	0.001
180	Current	0.723
180	Delinquent	0.866
180	Paid Off	0.709
240	Paid Off	0.014
240	Delinquent	0.03
240	Current	0.013
360	Current	0.263
360	Delinquent	0.104
360	Paid Off	0.276

# of Loans	Other	120	180	240	360
7,962	1	7	5,771	107	2076

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S2 Mortgage Purpose Distribution
Mortgage Data Through: July 31, 2005

Origination Statistics	Current Loans

Purpose	Number	Percentage	Purpose	Number	Percentage
Cash-out refinance 	940	11.8%	Cash-out refinance 	818	11.8%
Purchase	6,734	84.6%	Purchase	5,861	84.6%

Rate/term refinance 	278	3.5%	Rate/term refinance 	243	3.5%
Home Improvement 	0	0.0%	Home Improvement 	0	0.0%
Other	10	0.1%	Other	6	0.1%

Total	7,962	100%	Total	6,928	100%

Delinquent Loans	Paid Off Loans

Purpose	Number	Percentage	Purpose	Number	Percentage

Cash-out refinance 	26	12.9%	Cash-out refinance 	96	11.5%
Purchase	166	82.2%	Purchase	707	85.0%

Rate/term refinance 	10	5.0%	Rate/term refinance 	25	3.0%
Home Improvement 	0	0.0%	Home Improvement 	0	0.0%
Other	0	0.0%	Other	4	0.5%

Total	202	100%	Total	832	100%

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S2 Ownership Distribution by Status
Mortgage Data Through: July 31, 2005
Ownership Type	Delinquency	Percentage
Investment Home	Current	0.259
Investment Home	Delinquent	0.119
Investment Home	Paid Off	0.359
Primary Home	Current	0.709
Primary Home	Delinquent	0.876
Primary Home	Paid Off	0.593
Second Home	Current	0.032
Second Home	Delinquent	0.005
Second Home	Paid Off	0.048

Title	# of Loans
Investment Home	2,115
Primary Home	5,581
Second Home	266
Total:	7,962

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S2 Conditional Prepayment Rates
Mortgage Data Through: July 31, 2005
Date	Distribution Date	CPR	3-Month MA	6-Month MA
7/31/2005	8/25/2005	33.15%	33.37%
6/30/2005	7/25/2005	36.79%
5/31/2005	6/25/2005	30.01%
4/30/2005	5/25/2005	17.30%

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S2 Delinquent Balance Over Time
Mortgage Data Through: July 31, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
4/30/2005	2277062.7	1075725.37	0	0	0
5/31/2005	4977216.24	1705975.92	809382.84	84263.83   0
6/30/2005	3986734.87	2760646.72	1645051.41	121013.83  0
7/31/2005	4851889.16	2245800.86	3100727.54	493559.83  0

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S2 Delinquent Count Over Time
Mortgage Data Through: July 31, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
4/30/2005	51	18	0	0	0
5/31/2005	92	39	15	2	0
6/30/2005	74	49	37	3	0
7/31/2005	94	38	61	9	0

Copyright 2005, The Murrayhill Company. All rights reserved.